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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 15, 1999
                                Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

            0-25131                               91-1718107
     (Commission File No.)           (IRS Employer Identification Number)

                            15375 N.E. 90th Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-882-1602
             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events

     On July 1, 1999, InfoSpace.com, Inc. ("InfoSpace.com") announced the acquisition of certain assets of Active Voice Corporation, a Washington corporation.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated July 1, 1999, regarding InfoSpace.com's announcement of the acquisition of certain assets of Active Voice Corporation, a Washington corporation.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 15, 1999            INFOSPACE.COM, INC.

                                By:  /s/ Ellen B. Alben
                                     Vice President, Legal and Business Affairs,
                                     and Secretary
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                               INDEX TO EXHIBITS

  Exhibit
  Number                      Description

  99.1 Press Release dated July 1, 1999, regarding InfoSpace.com's announcement of the acquisition of certain assets of Active Voice Corporation, a Washington corporation.